UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant    ☑
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
WESTERN REFINING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          1) Title of each class of securities to which transaction applies:

          2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4) Proposed maximum aggregate value of transaction:

          5) Total fee paid:

          ☐    Fee paid previously with preliminary materials.

     ☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1) Amount Previously Paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

1 Western Important Notice Regarding the Availability of Proxy Materials for the Western Refining, Inc. 2010 Annual Meeting of Shareholders to be held on May 25,2010 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and is not a form for voting.The Company encourages you to access and review all of the important information contained in the proxy materials before voting. To view the Proxy Statement and the Company’s 2009 Annual Report, go to www.proxydocs.com wnr. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. r Under new United States Securities and Exchange n Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for pur 2010 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of L I the proxy materials, you must request one. There —’ is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 11,2010. View Proxy Materials and Annual Report Online at www.proxydocs.com wnr A convenient way to view proxy materials and VOTE! To view your proxy materials online, go to www.proxydocs.com wnr. Have the 12 digit control number available when you access the webstie and follow the instructions. Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com wnr TELEPHONE (866) 648-8133 E-MAIL paper@investorelections.com You must use the 12 digit control number located in the shaded gray box below. If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. MO, Tuesday, May 25, 2010 9:00 A.M. (Mountain Time) Plaza Theater, 125 Pioneer Plaza, El Paso, TX 79901 W Date: Time: Place: Western Refining, Inc. Notice of Annual Meeting Western The purpose of the Annual Meeting is to take action on the following proposals: Proposal One — Election of Class II Directors. Director nominees are: 1. William D. Sanders 2. Ralph A. Schmidt 3. Jeff A. Stevens Proposal Two — Ratify the appointment of Deloitte & Touche LLP as the Company’ s independent auditors for fiscal year 2010. Proposal Three — Consider and vote on a board proposal to approve the 2010 Incentive Plan of Western Refining, Inc. The Board of Directors recommends that you vote FOR each of the Class II Directors and FOR proposals 2 & 3. Should you require directions to the annual meeting, please call (915) 534-1400 Vote In Person Instructions: While the Company encourages shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the Annual Meeting. Additionally, a shareholder who has submitted a proxy before the Annual Meeting may revoke that proxy in person at the Annual Meeting.